Liability for Future Equity	12 Months Ended
Dec. 31, 2025
Liability for Future Equity [Abstract]
Liability for Future Equity

Note 5 — Liability for Future Equity

In January 2024, the Company entered into SAFE agreements with several investors, for total consideration of $846 thousand. Pursuant to the terms of the SAFE agreement, in the event of an Equity Financing (as defined in the SAFE agreement), the Company will automatically issue to the Investors a number of ordinary shares or preferred shares (the “SAFE Shares”) equal to the Purchase Amount divided by the Conversion Price (as defined in the SAFE agreement). If there is a Liquidity Event (as defined in the SAFE agreement, and including merger with a SPAC), the Investors will be entitled to receive shares entitling them to receive a portion of Proceeds (as defined in the SAFE agreement), equal to the greater of (i) the Purchase Amount, or (ii) the amount payable on the number of Ordinary Shares equal to the Purchase Amount divided by the Liquidity Price (as defined in the SAFE agreement).

On April 24, 2025, upon the issuance of series C redeemable convertible preferred shares, the total Purchase Amount of the SAFEs was converted to 67,368 of series C-1 redeemable convertible preferred shares.

The SAFEs were recorded as a liability pursuant to ASC 480-10-25-8 since they are redeemable for cash upon contingent events that are outside of the Company’s control. Therefore, the SAFEs are required to be initially and subsequently measured at fair value with change in fair value recognized in the consolidated statement of operations.

For details regarding the fair value measurement of the SAFE instruments — see Note 17.